		Exhibit 99.4(a)

See Item 8.01 of the accompanying Current Report on Form 8-K for a detailed discussion of the facts surrounding, rationale for and other matters involving the following disclosure.

The following information replaces Schedule I and II previously filed in the Annual Report on Form 10-K for the year ended December 31, 2004 of WPS Resources.

SCHEDULE I - CONDENSED
PARENT COMPANY FINANCIAL STATEMENTS
WPS RESOURCES CORPORATION (PARENT COMPANY ONLY)

A. STATEMENTS OF INCOME AND RETAINED EARNINGS

Year Ended December 31
(Millions)	2004	2003	2002

Income
Equity earnings from subsidiaries in excess of dividends	$79.4	$35.8	$58.2
Dividends from subsidiaries	81.0	72.0	64.0
Equity earnings from subsidiaries	160.4	107.8	122.2
Investment income and other	1.8	3.4	3.3

Total income	162.2	111.2	125.5

Operating expenses	12.3	7.6	7.8
Income before interest expense and income taxes	149.9	103.6	117.7
Interest expense	17.6	20.6	16.3
Income before income taxes	132.3	83.0	101.4
Income taxes	(7.4)	(8.5)	(8.0)

Net income before cumulative effect of change in accounting principles	139.7	91.5	109.4
Cumulative effect of change in accounting principles, net of tax	-	3.2	-
Net Income	139.7	94.7	109.4

Retained earnings, beginning of year	438.8	415.9	373.6
Common stock dividends	(81.3)	(71.8)	(67.1)
Other	(0.2)	-	-
Retained earnings, end of year	$497.0	$438.8	$415.9

Average shares of common stock
Basic	37.4	33.0	31.7
Diluted	37.6	33.2	32.0

Earnings per common share (basic)
Net income before cumulative effect of change in accounting principles	$3.74	$2.77	$3.45
Cumulative effect of change in accounting principles	-	$0.10	-
Earnings per common share (basic)	$3.74	$2.87	$3.45

Earnings per common share (diluted)
Net income before cumulative effect of change in accounting principles	$3.72	$2.75	$3.42
Cumulative effect of change in accounting principles	-	$0.10	-
Earnings per common share (diluted)	$3.72	$2.85	$3.42

The accompanying notes to WPS Resources Corporation's parent company financial statements are an integral part of these statements.

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SCHEDULE I - CONDENSED
PARENT COMPANY FINANCIAL STATEMENTS
WPS RESOURCES CORPORATION (PARENT COMPANY ONLY)

B. BALANCE SHEETS

At December 31
(Millions)	2004	2003
Assets
Current assets
Cash and cash equivalents	$0.5	$0.5
Accounts receivable - affiliates	7.7	4.2
Other receivables	2.2	2.5
Current deferred income taxes	0.1	-
Notes receivable - affiliates	66.6	71.9
Total current assets	77.1	79.1

Long-term notes receivable - affiliates	27.0	27.4

Investments in subsidiaries, at equity
Wisconsin Public Service Corporation	899.7	798.2
WPS Resources Capital Corporation	391.8	320.6
Upper Peninsula Power Company	64.0	59.8
Other	82.2	49.2
Total investments in subsidiaries, at equity	1,437.7	1,227.8

Net equipment	0.3	0.4
Other investments	21.2	21.5
Advance to affiliate	18.6	-
Deferred income taxes	0.1	4.2

Total assets	$1,582.0	$1,360.4

Liabilities and Capitalization
Current liabilities
Notes payable - affiliates	$20.5	$2.0
Notes payable to preferred stock trust	-	$51.5
Commercial paper	188.8	28.0
Accounts payable - affiliates	4.1	0.8
Accounts payable	0.4	1.1
Dividends payable	-	-
Other	6.3	3.9
Total current liabilities	220.1	87.3

Capitalization
Total common stock equity	1,091.8	1,003.2
Unsecured senior notes, net of unamortized discount	249.1	248.9
Advances from affiliates	21.0	21.0
Total capitalization	1,361.9	1,273.1

Total liabilities and capitalization	$1,582.0	$1,360.4

The accompanying notes to WPS Resources Corporation's parent company financial statements are an integral part of these statements.

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SCHEDULE I - CONDENSED
PARENT COMPANY FINANCIAL STATEMENTS
WPS RESOURCES CORPORATION (PARENT COMPANY ONLY)

C. STATEMENTS OF CASH FLOWS

Year Ended December 31
(Millions)	2004	2003	2002

Operating
Net income	$139.7	$94.7	$109.4

(Deduct) equity earnings from subsidiaries in excess of dividends	(79.4)	(35.8)	(58.2)
Deferred income taxes	4.0	(0.2)	(1.1)
Cumulative effect of change in accounting principles, net of tax	-	(3.2)	-
Other - net	(14.8)	1.2	1.2

Changes in other items
Receivables	(3.2)	(1.9)	(0.1)
Accounts payable	2.6	0.3	(5.9)
Other	2.5	(0.8)	0.3
Net cash - operating	51.4	54.3	45.6

Investing
Notes receivable - affiliates	5.7	(83.7)	11.3
Capital contributions - affiliates, net	(128.9)	(117.6)	(82.2)
Investments - other	(1.1)	(1.1)	(4.3)
Net cash - investing	(124.3)	(202.4)	(75.2)

Financing
Commercial paper, net	160.8	28.0	(15.0)
Intercompany debt, net	18.5	(13.6)	(6.2)
Repayment of note to preferred stock trust	(51.5)	-	-
Proceeds from long-term debt	-	-	100.0
Purchase of deferred compensation stock	-	(1.0)	(1.3)
Proceeds from issuance of common stock	26.3	197.7	28.3
Dividends paid on common stock	(81.3)	(71.8)	(67.1)
Financing - other	0.1	0.2	(0.5)
Net cash - financing	72.9	139.5	38.2

Net change in cash	-	(8.6)	8.6
Cash, beginning of year	0.5	9.1	0.5
Cash, end of year	$0.5	$0.5	$9.1

The accompanying notes to WPS Resources Corporation's parent company financial statements are an integral part of these statements.

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SCHEDULE I - CONDENSED
PARENT COMPANY FINANCIAL STATEMENTS
WPS RESOURCES CORPORATION (PARENT COMPANY ONLY)

D. NOTES TO PARENT COMPANY FINANCIAL STATEMENTS

The following are supplemental notes to the WPS Resources Corporation (parent company only) financial statements and should be read in conjunction with our consolidated financial statements and the related notes.
SUPPLEMENTAL NOTES

Note 1	WPS Resources has short-term notes receivable from affiliates in 2004 and 2003 as follows. Notes receivable bear interest rates that approximate current market rates.

			Year Ending December 31 (Millions)
	Affiliate		2004	2003

	WPS Power Development		$ 4.0	$ 5.4
	Upper Peninsula Power		11.6	6.5
	WPS Energy Services		51.0	60.0
	Total		$66.6	$71.9

Note 2	WPS Resources has long-term notes receivable from affiliates as follows:

			Year Ending December 31 (Millions)
	Affiliate		2004	2003

	Wisconsin Public Service
	Series	Year Due
	8.76%	2015	$5.0	$5.2
	7.35%	2016	7.0	7.2

	Upper Peninsula Power
	Series	Year Due
	5.25%	2013	15.0	15.0
	Total		$27.0	$27.4

Note 3	WPS Resources has short-term notes payable to affiliates in 2004 and 2003 as follows. The notes bear interest at a rate that approximates current market rates.

			Year Ending December 31 (Millions)
	Affiliate		2004	2003

	WPS Power Development		$20.5	$ 2.0
	WPS Resources Capital Trust I		-	51.5
	Total		$20.5	$53.5

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Note 4	WPS Resources has long-term unsecured notes payable as follows. Interest is paid semiannually.

			Year Ending December 31
			2004	2003
	Unsecured senior notes (Millions)
	Series	Year Due
	7.00%	2009	$150.0	$150.0
	5.375%	2012	100.0	100.0
	Total		250.0	250.0
	Unamortized discount on notes		(0.9)	(1.1)
	Total long-term notes payable		$249.1	$248.9

Note 5

WPS Resources has a long-term note payable to affiliates as follows. We also have guaranteed other long-term debt and obligations of our subsidiaries arising in the normal course of business for both years.

			Year Ending December 31
	Affiliate		2004	2003

	WPS Power Development (Millions)
	Interest Rate	Year Due
	Market	2021	$21.0	$21.0
	Total		$21.0	$21.0

Note 6

At December 31, 2004, WPS Resources (parent company) was in compliance with all covenants relating to outstanding debt. A schedule of all principal debt payment amounts for WPS Resources (parent company) is as follows:

	Year Ending December 31 (Millions)
	2005			$ -
	2006			-
	2007			-
	2008			-
	2009			150.0
	Later years			121.0
	Total payments			$271.0

Note 7

As part of normal business, WPS Resources enters into various guarantees providing financial or performance assurance to third parties on behalf of certain subsidiaries. These guarantees are entered into primarily to support or enhance the creditworthiness otherwise attributed to a subsidiary on a stand-alone basis, thereby facilitating the extension of sufficient credit to accomplish the subsidiaries' intended commercial purposes.

	At December 31, 2004, 2003, and 2002, outstanding guarantees totaled $967.8 million, $976.3 million, and $652.2 million, respectively, as follows:

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WPS Resources' Outstanding Guarantees (Millions)	December 31, 2004	December 31, 2003	December 31, 2002

Guarantees of subsidiary debt	$ 27.2	$ 39.7	$ 38.8
Guarantees supporting commodity transactions of subsidiaries	863.9	874.4	584.3
Standby letters of credit	76.1	61.1	22.7
Surety bonds	0.6	1.1	6.4
Total guarantees	$967.8	$976.3	$652.2

WPS Resources' Outstanding Guarantees (Millions) Commitments Expiring	Total Amounts Committed At December 31, 2004	Less Than 1 Year	1 to 3 Years	4 to 5 Years	Over 5 Years

Guarantees of subsidiary debt	$ 27.2	$ -	$ -	$ -	$27.2
Guarantees supporting commodity transactions of subsidiaries	863.9	812.6	22.4	12.9	16.0
Standby letters of credit	76.1	67.1	9.0	-	-
Surety bonds	0.6	0.6	-	-	-
Total guarantees	$967.8	$880.3	$31.4	$12.9	$43.2

At December 31, 2004, WPS Resources had outstanding $27.2 million in corporate guarantees supporting indebtedness. Of that total, $27.0 million supports outstanding debt at one of PDI's subsidiaries. The underlying debt related to these guarantees is reflected on the consolidated balance sheet.

Guarantees supporting commodity transactions include agreements on behalf of ESI, WPSC, PDI, and UPPCO. WPS Resources primarily issues guarantees on behalf of ESI to counterparties in the wholesale electric and natural gas marketplace to meet the counterparties' requirements. We also issue guarantees to counterparties in the wholesale electric marketplace to meet credit requirements on behalf of PDI. Guaranties have also been issued on behalf of PDI for indemnification obligations related to business purchase agreements. The Consolidated Balance Sheets reflect the obligations supported by these parental guarantees.

At December 31, 2004, and 2003, financial institutions have issued $76.1 million and $61.1 million respectively, in standby letters of credit for the benefit of third parties that have extended credit to certain subsidiaries. If a subsidiary does not pay amounts when due under a covered contract, the counterparty may present its claim for payment to the financial institution, which will request payment from WPS Resources. Any amounts owed by our subsidiaries are reflected in the Consolidated Balance Sheets.

At December 31, 2004 and 2003, WPS Resources furnished $0.6 million and $1.1 million of surety bonds for various reasons including worker compensation coverage and obtaining various licenses, permits and rights-of-way. Liabilities incurred as a result of activities covered by surety bonds are included in the Consolidated Balance Sheets.

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SCHEDULE II
WPS RESOURCES CORPORATION
VALUATION AND QUALIFYING ACCOUNTS

Allowance for Doubtful Accounts
Years Ended December 31, 2004, 2003, and 2002
(In Millions)

	Balance at	Acquisitions	Additions
	Beginning of	of	Charged to		Balance at
Fiscal Year	Year	Businesses	Expense	Reductions *	End of Year

2002	$5.0	$0.1	$7.9	$6.0	$7.0

2003	$7.0	-	$7.0	$7.4	$6.6

2004	$6.6	-	$7.1	$5.7	$8.0

* Represents amounts written off to the reserve, net of recoveries.

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